                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


        Date of Report (Date of earliest event reported): APRIL 29, 1999



                       VININGS INVESTMENT PROPERTIES TRUST
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)



        MASSACHUSETTS                                            0-13693
----------------------------                             -----------------------
(State or other jurisdiction                            (Commission file number)
        of incorporation)

                                   13-6850434
                               -------------------
                                  (IRS employer
                               identification no.)




                  3111 PACES MILL ROAD, ATLANTA, GEORGIA 30339
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (770) 984-9500
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 1, 1999, Vinings Investment Properties Trust, through its subsidiaries, (together "Vinings") completed the acquisition of thirteen multifamily communities (collectively, the "Portfolio Properties") from seventeen limited partnerships and limited liability companies. Eight of the Portfolio Properties (the "Vinings Properties") were purchased through subsidiaries of Vinings Investment Properties, L.P. (the "Operating Partnership"). The remaining Portfolio Properties (the "Joint Venture Properties") were purchased through a joint venture in which Vinings has a 20% interest (the "Joint Venture"). For additional details regarding the description of this acquisition and the Portfolio Properties, see Item 2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999.


ITEM 5.  OTHER EVENTS

On April 29, 1999, in a private transaction, the Operating Partnership issued 1,958,823 Series A Units of the Partnership (the "Preferred Units"), for an aggregate purchase price of $8,325,000 pursuant to a Securities Purchase Agreement (the "Purchase Agreement").

On June 7, 1999, in a private transaction, an additional 29,412 Preferred Units were issued for $125,000 pursuant to the Purchase Agreement for a total of 1,988,235 Preferred Units at an aggregate purchase price of $8,450,000.

The Operating Partnership used the proceeds of such sales of Preferred Units to pay the cash consideration for the Operating Partnership's interests in the Joint Venture and in the property partnerships that acquired the Vinings Properties. For additional details regarding the terms of the Purchase Agreement, see Item 5 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     The financial statements required by Item 7(a) relating to the acquisition of the Vinings Properties and the Joint Venture Properties are attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

(b)  Pro Forma Financial Information

     The unaudited pro forma financial information required by Item 7(b) relating to the acquisition of the Portfolio Properties is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)  Exhibits

Exhibit
No.       Description
--------- ----------------------------------------------------------------------

     99.1 Combined Statements of Revenues Over Specific Operating Expenses for the Vinings Properties for the Period from January 1, 1999 to March 31, 1999 (unaudited) and the year ended December 31, 1998.

     99.2 Combined Statements of Revenues Over Specific Operating Expenses for the Joint Venture Properties for the Period from January 1, 1999 to March 31, 1999 (unaudited) and the year ended December 31, 1998.

     99.3 Unaudited Pro Forma Consolidated Financial Statements

     10.1 Vinings/CMS Master Partnership, L.P., Agreement of Limited Partnership

     10.2 Sixth Amendment, dated as of April 29, 1999, to the Amended and Restated Agreement of Limited Partnership of Vinings Investment Properties, L.P. (incorporated by reference to Exhibit 4.1 to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999).

     10.3 Securities Purchase Agreement, dated as of April 29, 1999, Relating to Series A Convertible Preferred Partnership Units of Vinings Investment Properties, L.P., by and among Vinings Investment Properties Trust, Vinings Investment Properties, L.P. and the Purchasers named therein (incorporated by reference to Exhibit 10.1 to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999).

     10.4 Form of Registration Rights and Lock Up Agreement, dated as of April 29, 1999 (incorporated by reference to Exhibit 10.2 to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999).

     23.1 Consent of Arthur Andersen LLP - Independent Public Accountants

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VININGS INVESTMENT PROPERTIES TRUST


Date:  July 15, 1999                        By: /s/ Stephanie A. Reed
                                                ---------------------
                                                Stephanie A. Reed
                                                Vice President and Treasurer

                                INDEX TO EXHIBITS

Exhibit
No.       Description
--------- ----------------------------------------------------------------------

     99.1 Combined Statements of Revenues Over Specific Operating Expenses for the Vinings Properties for the Period from January 1, 1999 to March 31, 1999 (unaudited) and the year ended December 31, 1998.

     99.2 Combined Statements of Revenues Over Specific Operating Expenses for the Joint Venture Properties for the Period from January 1, 1999 to March 31, 1999 (unaudited) and the year ended December 31, 1998.

     99.3 Unaudited Pro Forma Consolidated Financial Statements

     10.1 Vinings/CMS Master Partnership, L.P., Agreement of Limited Partnership

     10.2 Sixth Amendment, dated as of April 29, 1999, to the Amended and Restated Agreement of Limited Partnership of Vinings Investment Properties, L.P. (incorporated by reference to Exhibit 4.1 to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999).

     10.3 Securities Purchase Agreement, dated as of April 29, 1999, Relating to Series A Convertible Preferred Partnership Units of Vinings Investment Properties, L.P., by and among Vinings Investment Properties Trust, Vinings Investment Properties, L.P. and the Purchasers named therein (incorporated by reference to Exhibit 10.1 to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999).

     10.4 Form of Registration Rights and Lock Up Agreement, dated as of April 29, 1999 (incorporated by reference to Exhibit 10.2 to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 1999).

     23.1 Consent of Arthur Andersen LLP - Independent Public Accountants

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

  To Vinings Investment Properties Trust:

  We have audited the accompanying combined statement of revenues over specific operating expenses of the Vinings Properties (see Note 1) for the year ended December 31, 1998. This combined financial statement is the responsibility of management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  As described in Note 1, this combined financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Vinings Properties after acquisition by the Trust. The accompanying combined statement of revenues over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Vinings Properties' revenues and expenses.

  In our opinion, the combined statement of revenues over specific operating expenses presents fairly, in all material respects, the revenues over specific operating expenses of the Vinings Properties for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


  /s/ Arthur Andersen LLP

  Atlanta, Georgia
  June 30, 1999

                               VININGS PROPERTIES
                      COMBINED STATEMENTS OF REVENUES OVER
                           SPECIFIC OPERATING EXPENSES
                      -------------------------------------


                                          For the Period
                                               From
                                        January 1, 1999 to          Year Ended
                                           March 31, 1999           December 31,
                                            (Unaudited)                1998
                                        -------------------         ------------
REVENUES:
Rental revenues                             $ 1,772,002             $7,026,704
Other property revenues                          91,250                432,968
                                          -----------------         ------------
    Total property revenues                   1,863,252              7,459,672

                                          -----------------         ------------
SPECIFIC OPERATING EXPENSES:
Property operating and maintenance              661,773              2,672,206
Interest expense                                957,564              3,853,806
                                          -----------------         ------------
    Total specific operating expenses         1,619,337              6,526,012
                                          -----------------         ------------

REVENUES OVER SPECIFIC OPERATING EXPENSES   $   243,915             $  933,660
                                          =================         ============

See accompanying notes to financial statements.

                               VININGS PROPERTIES

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES
                     FOR THE PERIOD FROM JANUARY 1, 1999 TO
                         MARCH 31, 1999 (UNAUDITED) AND
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     ---------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired
     --------------------------------------------
     On May 1, 1999, Vinings Investment Properties Trust (the "Trust" or "Vinings"), through its subsidiaries, completed the acquisition of thirteen multifamily communities (collectively, the "Portfolio Properties") from seventeen limited partnerships and limited liability companies. Eight of the Portfolio Properties (the "Vinings Properties") were purchased through subsidiary partnerships of Vinings Investment Properties, L.P. (the "Operating Partnership"), a majority-owned subsidiary of the Trust. The remaining Portfolio Properties (the "Joint Venture Properties") were purchased through a joint venture in which the Operating Partnership has a 20% interest (the "Joint Venture").


     Properties Purchased through Operating Partnership
     --------------------------------------------------
     The Vinings Properties, totaling 1,064 units, were purchased by eight individual partnerships in each of which Vinings Holdings, Inc., a wholly owned subsidiary of the Trust, owns a .1% general partnership interest and the Operating Partnership owns a 99.9% limited partnership interest. The aggregate purchase price for the Vinings Properties was $47,665,396
     (excluding closing costs), which included the assumption of debt of approximately $41,693,000 and the balance being paid in cash. A total of approximately $749,200 in escrows held by the mortgagees was also purchased.


     Properties Purchased Through Joint Venture
     ------------------------------------------
     The Joint Venture Properties, totaling 968 units, were purchased by nine individual partnerships in each of which Vinings Holdings, Inc. owns a .1% general partnership interest and Vinings/CMS Master Partnership, L.P. (the "Joint Venture") owns a 99.9% limited partnership interest. The Operating Partnership is the general partner and a 19.98% limited partner in the Joint Venture, for which it paid $1,705,000. The remaining limited partnership interests in the Joint Venture are held by an unaffiliated third party. The Joint Venture was formed on March 22, 1999, primarily to acquire the limited partner interest in limited partnerships that acquire, operate, manage, hold and sell certain real property, specifically the Joint Venture Properties. The aggregate purchase price paid by the property partnerships for the Joint Venture Properties was $46,634,603 (excluding closing costs), which included the assumption of approximately $39,265,000 of debt and the balance being paid in cash. A total of approximately $716,400 in escrows held by the mortgagees was also purchased.

     Use of Estimates
     ----------------
     The preparation of the accompanying combined statements of revenues over specific operating expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


     Revenue Recognition
     -------------------
     All leases are classified as operating leases and rental income is recognized when earned which materially approximates revenue recognition on a straight-line basis.


     Basis of Presentation
     ---------------------
     The accompanying combined statements of revenues over specific operating expenses include the combined operations of the Vinings Properties, which were owned by parties not related to the Trust prior to their acquisition.

     The accompanying combined statements of revenues over specific operating expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations after acquisition by the Trust, such as management fees, depreciation and amortization.


2.   RELATED PARTY TRANSACTIONS

     In connection with the acquisition of the Vinings Properties, MFI Realty, Inc., an affiliate of the officers, who are also trustees of the Trust, received a fee totaling $167,103, which was paid by Vinings. In addition, the Vinings Properties will be managed by an affiliate of the officers of the trust for a percentage of gross revenues.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

  To Vinings Investment Properties Trust:

  We have audited the accompanying combined statement of revenues over specific operating expenses of the Joint Venture Properties (see Note 1) for the year ended December 31, 1998. This combined financial statement is the responsibility of management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  As described in Note 1, this combined financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Joint Venture Properties after acquisition by the Trust. The accompanying combined statement of revenues over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Joint Venture Properties' revenues and expenses.

  In our opinion, the combined statement of revenues over specific operating expenses presents fairly, in all material respects, the revenues over specific operating expenses of the Joint Venture Properties for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


  /s/ Arthur Andersen LLP

  Atlanta, Georgia
  June 30, 1999

                            JOINT VENTURE PROPERTIES
                      COMBINED STATEMENTS OF REVENUES OVER
                           SPECIFIC OPERATING EXPENSES
                      ------------------------------------

                                          For the Period
                                               From
                                        January 1, 1999 to          Year Ended
                                           March 31, 1999           December 31,
                                            (Unaudited)                1998
                                        ------------------          ------------
REVENUES:
Rental revenues                             $ 1,668,069             $6,708,599
Other property revenues                          75,012                258,939
                                          ----------------          ------------
    Total property revenues                   1,758,081              6,967,538
                                          ----------------          ------------
SPECIFIC OPERATING EXPENSES:
Property operating and maintenance              650,981              2,738,818
Interest expense                                866,143              3,485,860
                                          ----------------          ------------
    Total specific operating expenses         1,517,124              6,224,678
                                          ----------------          ------------

REVENUES OVER SPECIFIC OPERATING EXPENSES   $   240,957             $  742,860
                                          ================          ============

See accompanying notes to financial statements.

                            JOINT VENTURE PROPERTIES

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES
                     FOR THE PERIOD FROM JANUARY 1, 1999 TO
                         MARCH 31, 1999 (UNAUDITED) AND
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    ----------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired
     --------------------------------------------
     On May 1, 1999, Vinings Investment Properties Trust (the "Trust" or "Vinings"), through its subsidiaries, completed the acquisition of thirteen multifamily communities (collectively, the "Portfolio Properties") from seventeen limited partnerships and limited liability companies. Eight of the Portfolio Properties (the "Vinings Properties") were purchased through subsidiary partnerships of Vinings Investment Properties, L.P. (the "Operating Partnership"), a majority-owned subsidiary of the Trust. The remaining Portfolio Properties (the "Joint Venture Properties") were purchased through a joint venture in which the Operating Partnership has a 20% interest (the "Joint Venture").


     Properties Purchased through Operating Partnership
     --------------------------------------------------
     The Vinings Properties, totaling 1,064 units, were purchased by eight individual partnerships in each of which Vinings Holdings, Inc., a wholly owned subsidiary of the Trust, owns a .1% general partnership interest and the Operating Partnership owns a 99.9% limited partnership interest. The aggregate purchase price for the Vinings Properties was $47,665,396
     (excluding closing costs), which included the assumption of debt of approximately $41,693,000 and the balance being paid in cash. A total of approximately $749,200 in escrows held by the mortgagees was also purchased.


     Properties Purchased Through Joint Venture
     ------------------------------------------
     The Joint Venture Properties, totaling 968 units, were purchased by nine individual partnerships in each of which Vinings Holdings, Inc. owns a .1% general partnership interest and Vinings/CMS Master Partnership, L.P. (the "Joint Venture") owns a 99.9% limited partnership interest. The Operating Partnership is the general partner and a 19.98% limited partner in the Joint Venture, for which it paid $1,705,000. The remaining limited partnership interests in the Joint Venture are held by an unaffiliated third party. The Joint Venture was formed on March 22, 1999, primarily to acquire the limited partner interest in limited partnerships that acquire, operate, manage, hold and sell certain real property, specifically the Joint Venture Properties. The aggregate purchase price paid by the property partnerships for the Joint Venture Properties was $46,634,603 (excluding closing costs), which included the assumption of approximately $39,265,000 of debt and the balance being paid in cash. A total of approximately $716,400 in escrows held by the mortgagees was also purchased.

     Use of Estimates
     ----------------
     The preparation of the accompanying combined statements of revenues over specific operating expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


     Revenue Recognition
     -------------------
     All leases are classified as operating leases and rental income is recognized when earned which materially approximates revenue recognition on a straight-line basis.


     Basis of Presentation
     ---------------------
     The accompanying combined statements of revenues over specific operating expenses include the combined operations of the Joint Venture Properties, which were owned by entities that are not related to the Joint Venture or the Trust prior to their acquisition.

     The accompanying combined statements of revenues over specific operating expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations after acquisition by the Joint Venture, such as management fees, depreciation and amortization.


2.   RELATED PARTY TRANSACTIONS

     In connection with the acquisition of the Joint Venture Properties, MFI Realty, Inc., an affiliate of the officers, who are also trustees of the Trust, received a fee totaling $233,173, which was paid by the Joint Venture. In addition, the Joint Venture Properties will be managed by an affiliate of the officers of the trust for a percentage of gross revenues.

                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                 ------------------------------------------------


The unaudited consolidated statements of operations are presented as if the Trust acquired the Vinings Properties and the Trust's interest in the Joint Venture as of January 1, 1998. The unaudited pro forma consolidated statements of operations of the Trust for the three months ended March 31, 1999 and for the year ended December 31, 1998 include the historical revenues and specific operating expenses of the Vinings Properties, and the Trust's 20% interest in the historical revenues and specific operating expenses of the Joint Venture Properties under the equity method of accounting. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of the Vinings Properties and the Trust's interest in the Joint Venture have been made.

The unaudited consolidated statements of operations of the Trust should be read in conjunction with the unaudited pro forma consolidated balance sheet of the Trust included herein, the consolidated financial statements and accompanying notes thereto of the Trust included in its Annual Report on Form 10-K for the year ended December 31, 1998, and the unaudited consolidated financial statements and accompanying notes thereto of the Trust included in its March 31, 1999 Quarterly Report on Form 10-Q.

The unaudited pro forma statements of operations are not necessarily indicative of what the actual results of operations of the Trust would have been assuming the Trust had acquired the Vinings Properties and the Trust's interest in the Joint Venture as of January 1, 1998, nor do they purport to represent the results of operations for future periods.

                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                 -----------------------------------------------




                                                                                      Pro Forma
                                                                      Historical      Acquisition
                                                                         (A)          Adjustments     Pro Forma
                                                                     -----------   ----------------- --------------
REVENUES

     Rental revenues                                                   $ 998,389   $ 1,772,002 (B)   $2,770,391
     Other property revenues                                              40,374        91,250 (B)      131,624
     Other income                                                         12,000          -              12,000
                                                                     -----------   ---------------   -----------
                                                                       1,050,763     1,863,252        2,914,015
                                                                     -----------   ---------------   -----------


EXPENSES

     Property operating and maintenance                                  397,549       661,773 (B)    1,124,536
                                                                                        65,214 (C)
     Depreciation and amortization                                       166,557       384,146 (D)      550,703
     Amortization of deferred financing costs                              7,726             -             7,726
     Interest expense                                                    332,079       957,564 (E)    1,289,643
     General and administrative                                          143,537             -          143,537
                                                                     -----------   ---------------   -----------
                                                                       1,047,448     2,068,697        3,116,145
                                                                     -----------   ---------------   -----------
      Income (loss) before equity in loss of unconsolidated
          joint venture and minority interests                             3,315      (205,445)        (202,130)

      Equity in loss of unconsolidated joint venture                           -       (41,009)(F)      (41,009)
                                                                     -----------   ---------------   -----------
      Income (loss) before minority interests                              3,315      (246,454)        (243,139)

      Minority interest in Operating Partnership:
            Preferred partnership interests                                    -      (232,375)(G)     (232,375)
            Common partnership interests                                    (599)       86,473 (H)       85,874
                                                                     ----------    ---------------   -----------

      Net income (loss)                                                  $ 2,716   $  (392,356)      $ (389,640)
                                                                     ===========   ===============   ===========

NET INCOME PER SHARE - BASIC                                              $ 0.00                        $ (0.35)
                                                                     ===========                     ===========

NET INCOME PER SHARE - DILUTED                                            $ 0.00                        $ (0.35)
                                                                     ===========                     ===========

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC                            1,100,505                      1,100,505
                                                                     ===========                     ===========

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (I)                      1,343,051                      1,343,051
                                                                     ===========                     ===========

See accompanying notes to financial statements.



                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                 ----------------------------------------------


                                                                                        Pro Forma
                                                                      Historical       Acquisition
                                                                         (A)           Adjustments      Pro Forma
                                                                     -------------   ---------------   ------------
REVENUES

     Rental revenues                                                    $3,946,828   $ 7,026,704 (B)   $10,973,532
     Other property revenues                                               153,092       425,803 (B)       578,895
     Interest income                                                         1,519         7,165 (B)         8,684
     Other income                                                              564             -               564
                                                                     -------------   ---------------   ------------
                                                                         4,102,003     7,459,672        11,561,675
                                                                     -------------   ---------------   ------------

EXPENSES

     Property operating and maintenance                                  1,652,207     2,672,206 (B)     4,585,502
                                                                                         261,089 (C)
     Depreciation and amortization                                         647,760     1,536,583 (D)     2,184,343
     Amortization of deferred financing costs                               30,903             -            30,903
     Interest expense                                                    1,329,277     3,853,806 (E)     5,183,083
     General and administrative                                            598,873             -           598,873
     Unusual item, net                                                    (260,910)            -          (260,910)
                                                                     -------------   ---------------   ------------
                                                                         3,998,110     8,323,684        12,321,794
                                                                     -------------   ---------------   ------------
      Income (loss) before equity in loss of unconsolidated
          joint venture and minority interests                             103,893      (864,012)         (760,119)

      Equity in loss of unconsolidated joint venture                             -      (206,923)(F)      (206,923)
                                                                     -------------   ---------------   ------------

      Income (loss) before minority interests                              103,893    (1,070,935)         (967,042)

      Minority interests in Operating Partnership:
            Preferred partnership interests                                      -    (1,347,029)(G)    (1,347,029)
            Common partnership interests                                   (18,900)      439,879 (H)       420,979
                                                                     -------------   ---------------   ------------

      Net income (loss)                                                 $   84,993   $(1,978,085)      $(1,893,092)
                                                                     =============   ===============   ============


NET INCOME PER SHARE - BASIC                                                 $0.08                          $(1.74)
                                                                     =============                     ============

NET INCOME PER SHARE - DILUTED                                               $0.08                          $(1.74)
                                                                     =============                     ============

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC                              1,090,701                       1,090,701
                                                                     =============                     ============

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (I)                        1,336,391                       1,336,391
                                                                     =============                     ============

See accompanying notes to pro forma financial statements.



                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 ----------------------------------------------

(A) Represents the Trust's unaudited historical consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1999 and the Trust's historical consolidated statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1998, as applicable.

(B) Represents the pro forma adjustments necessary to reflect the historical rental revenues, other property revenues, and property operating and maintenance expenses for the Vinings Properties for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively, as derived from the statements of revenues over specific operating expenses included herein.

(C) Represents the pro forma adjustments necessary to reflect management fees for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively, calculated at 3.5% of gross revenues, which will be paid to an affiliate of the officers of the Trust.

(D) Represents the pro forma adjustments necessary to reflect depreciation expense for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively, calculated based on the costs associated with the acquisition of the Vinings Properties using the straight-line method of depreciation over a 40-year life for buildings and improvements and a 5-year life for furniture, fixtures and equipment.

(E) Represents the pro forma adjustments necessary to reflect historical interest expense, including the FHA insurance premium associated with the mortgages, which were assumed at closing for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively, as derived from the statements of revenues over specific operating expenses included herein.

(F) Represents the pro forma adjustments necessary to reflect the Trust's 20% interest in the historical rental revenues, other property revenues, property operating and maintenance expenses, and interest expense for the Joint Venture Properties for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively, as derived from the statements of revenues over specific operating expenses included herein, adjusted for management fees calculated at 4.25% of gross revenues, which will be paid to an affiliate of the officers of the Trust, and for depreciation expense calculated based on the costs associated with the acquisition of the Joint Venture Properties using the straight-line method of depreciation over a 40-year life for buildings and improvements and a 5-year life for furniture, fixtures and equipment. The Trust accounts for its investment in the Joint Venture using the equity method of accounting as follows:

                                             For the Period
                                                 From
                                           January 1, 1999 to       Year Ended
                                              March 31, 1999        December 31,
                                                (Unaudited)            1998
                                             ----------------     --------------

Revenues over specific operating expenses       $ 240,957            $   742,860

Less pro forma adjustments for:

     Management fees                               74,718               296,121
     Depreciation                                 371,283             1,481,353
                                             --------------       --------------
Pro forma revenues over specific
  operating expenses                             (205,044)           (1,034,614)

Trust's interest in Joint Venture                     20%                  20%
                                             --------------       --------------
Pro forma equity in loss of
  unconsolidated Joint Venture                  $ (41,009)           $ (206,923)
                                             ==============       ==============


(G) Represents the accrued preferred 11% return on the preferred partnership interests for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively, and the accrued liquidation preference of $.21 per preferred partnership unit for the year ended December 31, 1998.

(H) Represents the 18% minority common partnership interests in income before minority interest and after the accrued preferred return.

(I) The diluted weighted average shares outstanding do not include 1,988,235 preferred partnership units that are convertible into common shares of the Trust on a one-for-one basis as the impact of these preferred partnership units was antidilutive.

                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                      ------------------------------------

The unaudited pro forma consolidated balance sheet is presented as if the Trust acquired the Vinings Properties and the Trust's interest in the Joint Venture as of March 31, 1999. The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been at March 31, 1999, nor does it purport to represent the future financial position of the Trust.

The unaudited consolidated balance sheet should be read in conjunction with the unaudited pro forma consolidated statements of operations of the Trust included herein, the consolidated financial statements and accompanying notes thereto of the Trust included in its Annual Report on Form 10-K for the year ended December 31, 1998, and the unaudited consolidated financial statements and accompanying notes thereto of the Trust included in its March 31, 1999 Quarterly Report on Form 10-Q.

                      VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                   (UNAUDITED)
                      -------------------------------------

                                                                                   Pro Forma
                                                                   Historical     Acquisition
                                                                      (A)         Adjustments       Pro Forma
                                                                 ------------  ---------------    ------------
ASSETS

Real estate assets:
    Land                                                          $ 2,884,500   $ 5,363,400 (B)    $ 8,247,900
    Buildings and improvements                                     15,519,694    40,008,128 (B)     55,527,822
    Furniture, fixtures & equipment                                 1,034,124     2,687,292 (B)      3,721,416
Less:  accumulated depreciation                                    (1,824,545)            -         (1,824,545)
                                                                  ------------  ---------------    ------------
         Net real estate assets                                    17,613,773    48,058,820         65,672,593

Investment in unconsolidated partnership                                    -     1,705,000 (C)      1,705,000
Cash and cash equivalents                                             243,978             -            243,978
Restricted cash                                                       472,860     1,025,471 (B)      1,498,331
Receivables and other assets                                          688,988        85,494 (B)        149,118
                                                                                   (625,364)(B)
Deferred financing costs, less accumulated amortization
    of $84,984 at March 31, 1999                                      131,339             -            131,339
Deferred leasing costs, less accumulated amortization of
    $39,552 at March 31, 1999                                          57,354             -             57,354
                                                                  ------------  ---------------    ------------

Total Assets                                                      $19,208,292   $50,249,421        $69,457,713
                                                                  ============  ===============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                            $13,602,078   $41,692,503 (B)    $55,294,581
Line of credit                                                      2,000,000             -          2,000,000
Accounts payable and accrued liabilities                              641,038       106,918 (B)       747,956
                                                                  ------------  ---------------    ------------
       Total Liabilities                                           16,243,116    41,799,421         58,042,537
                                                                  ------------  ---------------    ------------

Minority interest  in Operating Partnership:
  Preferred partnership interest                                            -     8,450,000 (D)      8,450,000
  Common partnership interest                                         535,491             -            535,491
                                                                  ------------  ---------------    ------------
       Total minority interest                                        535,491     8,450,000          8,985,491


Shareholders' Equity:
    Shares of beneficial interest, without par value               19,502,908             -         19,502,908

    Cumulative earnings                                            37,305,306             -         37,305,306

    Cumulative distributions                                      (54,378,529)            -        (54,378,529)
                                                                  ------------  ---------------    ------------
       Total Shareholders' Equity                                   2,429,685             -          2,429,685
                                                                  ------------  ---------------    ------------
Total Liabilities and Shareholders' Equity                        $19,208,292   $50,249,421        $69,457,713
                                                                  ============  ===============    ============

See accompanying notes to pro forma financial statements.




                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

           NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA BALANCE SHEET
           ----------------------------------------------------------


(A) Represents the Trust's unaudited historical consolidated balance sheet contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1999.

(B) Represents the proforma adjustments necessary to reflect the aggregate acquisition costs of the Vinings Properties, the assumption of related mortgage indebtedness and related liabilities and the acquisition of the tax, insurance and replacement reserve escrows and security deposit cash accounts.

(C) Represents the proforma adjustment necessary to reflect the Trust's investment in the Joint Venture.

(D) Represents the proforma adjustment necessary to reflect the issuance of 1,988,235 preferred operating partnership units in Vinings Investment Properties, L.P. in connection with the acquisition of the Vinings Properties and the Trust's investment in the Joint Venture, which are convertible into common shares of the Trust on a one-for-one basis.